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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934



      Date of Report (Date of earliest event reported) October 22, 1997



                            CALUMET BANCORP, INC.
            (Exact name of registrant as specified in its charter)




                          -------------------------

Delaware                       0-19829                      36-3785272
(State or other jurisdiction   (Commission                  (I.R.S. Employee
of incorporation)              File Number)                 Identification No.)


1350 E. Sibley Boulevard                                        60419
Dolton, Illinois                                               (Zip Code)



      Registrant's telephone number, including area code (708) 841-9010






                                Not Applicable
         (Former name or former address, if changes since last year)
















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Item 5 Other Events

        On October 21, 1997, Calumet Bancorp, Inc. declared a three for two stock split in the form of a 50% stock dividend on its common stock (par value $.01 per share). The record date for the dividend is November 3, 1997 and the payment date is November 17, 1997. Cash will be distributed in lieu of fractional shares.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CALUMET BANCORP, INC.
                                                ---------------------
                                                (Registrant)


Date:  October 22, 1997



                                                John Garlanger
                                                ---------------------
                                                John Garlanger